UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a)

OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to Section 240.14a-12

NORDSTROM, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

This Schedule 14A relates solely to preliminary communications made prior to furnishing security holders of Nordstrom, Inc. (the “Company”) with a definitive proxy statement and a transaction statement on Schedule 13E-3 related to a proposed transaction involving the Company, Norse Holdings, Inc. (“Parent”) and Navy Acquisition Co. Inc. (“Acquisition Sub”), whereby the Company would become a wholly-owned subsidiary of Parent.

This Schedule 14A filing consists of the following documents relating to the Proposed Transaction:

1.	Email sent to the Company’s employees

2.	Transcript of video sent to the Company’s employees

3.	Information sent to the Company’s senior leaders

4.	Communication sent to the Company’s retirees

5.	Communication sent to the Company’s employees and retirees with outstanding equity awards

6.	Communication sent to participants in the Company’s Supplemental Executive Retirement Program

* * * * * * * *

1.	The following email was sent to the Company’s employees on December 23, 2024

From: Pete, Erik, Jamie

To: All company
Attached/Linked: Press Release and Video Message

Subject: A Message from Pete, Erik & Jamie Nordstrom: A New Chapter for Our Company

Hi everyone,

A few moments ago, the Nordstrom Board of Directors announced that it has approved an agreement under which members of our family, together with El Puerto de Liverpool, will acquire Nordstrom and operate it as a private company. Following the close of the transaction, our family will have a majority ownership stake in the Company. We couldn’t be more excited about this milestone and the potential opportunities it brings.

Our family cares deeply about this company, its culture, and the many employees and customers who have shaped it. We are fortunate to have an investor like Liverpool that understands and supports the way we operate our business. As a private company, we believe we’ll have greater flexibility in how we invest our resources and balance short- and long-term priorities. Ultimately, this will support our continued focus on improving the customer experience. What won't change are our values, our culture, and our commitment to helping customers feel good and look their best.

We anticipate the transaction will close in the first half of 2025, subject to certain approvals and conditions, including shareholder approval. In the meantime, we remain a public company and it’s important to note that nothing is changing today. As always, our focus should be on serving our customers.

We recognize that change brings questions. We encourage you to watch this video message and have included a few frequently asked questions below. We will continue to keep you updated throughout this process.

We’re grateful for all that you do, and hope you share our excitement about Nordstrom’s next chapter. We’re confident the best is yet to come.

Let’s have a great holiday season.

Pete, Erik, and Jamie

FAQ

1.	What was announced?

●	The Nordstrom Board of Directors announced that it has approved an agreement under which members of the Nordstrom family and Liverpool will acquire Nordstrom and operate it as a private company.

●	We anticipate the transaction will close in the first half of 2025, subject to certain approvals and conditions, including shareholder approval.

2.	Who is Liverpool and what will their role be moving forward?

●	Liverpool is a fourth-generation family run company that owns and operates retail stores and shopping centers across Mexico and has been an investor in Nordstrom since 2022.

●	Following the close of the transaction, the Nordstrom family will have a majority ownership stake in the Company and the Nordstrom family has told us that the Company’s executive team will continue to drive the operations of our business, with the Nordstrom family and Liverpool deciding strategic direction and objectives at the Board level.

3.	Why is Nordstrom going private?

●	The special committee and the Board concluded that this transaction is in the best interests of the Company and its shareholders.

●	We believe this transaction is beneficial for Nordstrom and all our stakeholders, including our employees, customers, partners and communities.

●	As a private company post-closing, we believe we will have greater flexibility in how we invest our resources and balance short- and long-term priorities. Ultimately, this will support our continued focus on improving the customer experience.

●	What won’t change are our values, our culture, and our commitment to helping customers feel good and look their best.

4.	What happens next?

●	It’s important to note that we are not a private company today.

●	We anticipate the transaction will close in the first half of 2025, subject to certain approvals and conditions, including shareholder approval.

●	Once the transaction closes, Nordstrom’s common stock will no longer be listed on the New York Stock Exchange.

●	As we work through these next steps, we remain a publicly traded company, and this news has no impact on our daily operations. As always, our focus should be on serving our customers.

●	If customers ask, you can tell them that nothing is changing today and share our excitement about the future of the Company and the opportunities we have to continue improving the customer experience.

5.	What happens to my Company stock and the Employee Stock Purchase Plan (ESPP)?

●	Upon closing of the transaction, Nordstrom common shareholders will receive $24.25 in cash for each share owned (the “per-share sale transaction price”). In addition, prior to closing, Nordstrom may declare a special dividend.

●	All shares of Nordstrom common stock you own, including stock purchased through the ESPP prior to the closing of the transaction, will be purchased in the transaction in exchange for the per-share sale transaction price and will be eligible to receive the special dividend (if paid).

●	For shares of Nordstrom common stock not purchased through the ESPP, your receipt of cash upon closing will generally result in capital gains or losses based on the difference between the price of the shares at time of purchase (in the case of shares purchased in the open market or upon exercise of a stock option) or receipt (in the case of shares received upon settlement of RSUs) and the per-share sale transaction price. Shareholders will be responsible for reporting capital gains or losses on their tax return.

●	Once the transaction closes, the ESPP will terminate. Until the closing of the transaction, the ESPP will continue to operate with certain changes, including (i) the current offering period will be the final offering period, (ii) current participants will not be permitted to increase their payroll deduction election or contribution rate and (iii) no new participants will be allowed to participate in the ESPP.

●	Special tax rules apply to the sale of shares of Nordstrom common stock acquired through the ESPP. Employees who have purchased shares through the ESPP will receive information on these special tax rules in a separate communication prior to the closing of the transaction and should consult their own tax advisors concerning the federal, state, local and non-U.S. income and other tax considerations.

6.	Will there be any changes to employee salaries, compensation, or benefits as a result of this transaction?

●	Our people are our greatest asset, and we know that a competitive compensation program is critical to our success.

●	Until the transaction closes, we will continue to operate under our current compensation and benefits programs, inclusive of our bonus and long-term incentive programs, and our annual performance and pay process.

●	Our existing bonus structure and metrics are still intact. If you are bonus eligible, expect to receive bonus information following the reporting of our full-year results in early March, when we typically share our bonus results.

The discussion set forth in this FAQ is intended only as a summary of existing U.S. federal income tax law as generally applied to U.S. taxpayers and does not purport to be a complete explanation of all potential tax effects relevant to you, including the alternative minimum tax and any U.S. state or local, or non-U.S. income or other tax considerations. Accordingly, you should consult your own tax advisors concerning the federal, state, local and non-U.S. income and other tax considerations relating to awards and rights thereunder.

Additional Information Regarding the Transaction and Where to Find It

This communication relates to the proposed transaction (the “proposed transaction”) involving the Company, Norse Holdings, Inc. (“Parent”) and Navy Acquisition Co. Inc. (“Acquisition Sub”), whereby the Company would become a wholly-owned subsidiary of Parent. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities of the Company or any other person or the solicitation of any vote or approval. The Company and affiliates of the Company intend to jointly file a transaction statement on Schedule 13E-3 (the “Schedule 13E-3”) relating to the proposed transaction, and the Company intends to file a proxy statement on Schedule 14A relating to a special meeting of shareholders to approve the proposed transaction, each of which will be mailed or otherwise disseminated to the shareholders of the Company entitled to vote on the proposed transaction. The Company may also file other relevant documents with the Securities and Exchange Commission (the “SEC”) regarding the proposed transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION, INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO OR INCORPORATED BY REFERENCE THEREIN), THE SCHEDULE 13E-3 (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO OR INCORPORATED BY REFERENCE THEREIN), AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of the definitive proxy statement, any amendments or supplements thereto and other documents containing important information about the Company and the proposed transaction, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. In addition, shareholders of the Company may obtain free copies of such documents by accessing the Investor Relations portion of the Company’s website at https://nordstrom.gcs-web.com/financial-information/sec-filings.

Participants in the Solicitation

The Company and certain of its directors, executive officers and other employees may, under the rules of the SEC, be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of the Company is set forth in the Company’s definitive proxy statement on Schedule 14A for the 2024 annual meeting of the shareholders of the Company, filed with the SEC on April 11, 2024 (available here), under the sections “Corporate Governance—Director Compensation and Stock Ownership Guidelines,” “Compensation of Executive Officers,” and “Security Ownership of Certain Beneficial Owners and Management.” To the extent the security holdings of directors and executive officers have changed since the amounts described in these filings, such changes are set forth on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Updated information regarding the identity of participants and their direct or indirect interests, by security holdings or otherwise, in the Company will be set forth in the Company’s Proxy Statement on Schedule 14A regarding the approval of the proposed transaction and other relevant documents to be filed with the SEC, if and when they become available. These documents will be available free of charge as described above.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, without limitation, statements regarding the anticipated timing of the consummation of the proposed transaction. Forward-looking statements provide current expectations of future events based on certain assumptions and include any statement that does not directly relate to any historical or current fact. Forward-looking statements can also be identified by words such as “anticipates,” “believes,” “plans,” “expects,” “future,” “intends,” “may,” “will,” “would,” “could,” “should,” “estimates,” “predicts,” “potential,” “continues,” “target,” “outlook” and similar terms and expressions, but the absence of these words does not mean that the statement is not forward-looking. Actual results may differ significantly from management’s expectations due to various risks and uncertainties including, without limitation: (i) the risk that the proposed transaction may not be completed in a timely manner, or at all; (ii) the failure to satisfy the conditions to the consummation of the proposed transaction, including, without limitation, the receipt of shareholder approvals, the receipt of necessary regulatory approvals or the absence of a Below Investment Grade Rating Event; (iii) unanticipated difficulties or expenditures relating to the proposed transaction; (iv) the effect of the announcement or pendency of the proposed transaction on the plans, business relationships, operating results and operations; (v) potential difficulties retaining employees, suppliers and customers as a result of the announcement and pendency of the proposed transaction; (vi) the response of employees, suppliers and customers to the announcement of the proposed transaction; (vii) risks related to diverting management’s attention from the Company’s ongoing business operations; (viii) legal proceedings, including those that may be instituted against the Company, its board of directors, its executive officers or others following the announcement of the proposed transaction; and (ix) risks regarding the failure to obtain the financing to complete the proposed transaction or have a sufficient amount of Company cash on hand to complete the proposed transaction or pay the full amount of the special dividend contemplated by the proposed transaction. In addition, a description of certain other factors that could affect the Company’s business, financial condition or results of operations is included in the Company’s most recent Annual Report on Form 10-K and most recent Quarterly Report on Form 10-Q filed with the SEC. Forward-looking statements reflect the Company’s good faith beliefs, assumptions and expectations but are not guarantees of future performance or events. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication. These forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date hereof, except as may be required by law.

2.	The following is a transcript of a video sent to the Company’s employees on December 23, 2024

Pete Nordstrom:

Hi everybody. We have an announcement to make and it’s really exciting news. Our family, along with an investor, El Puerto de Liverpool, have reached an agreement with the board to take our company private and essentially buy the company.

Jamie Nordstrom:

This process is going to play out over a period of months, but nothing about what’s been announced today changes what we do, how we do it.

Erik Nordstrom:

If you take nothing else away, the main reason is our excitement and optimism for the business. As you guys know, this has been our lives. We’ve been working here since we were teenagers. We’re four generations into this. We are really all in for the future of this company.

Jamie Nordstrom:

As a private company, we’ll be able to focus on the things that matter the most to us: giving great service, having the best merchandise, making customers feel good. This is going to allow us to focus on being the best Nordstrom we can be.

Pete Nordstrom:

There’s going to be a ton of questions we’re not going to be able to answer here today, but there will be more information coming.

Erik Nordstrom:

More than anything else, we want to take this opportunity to thank you for all you do. We think we have a special place here. The basis of that is really the team we have, so thank you for all you do and let’s finish this holiday season really strong.

Additional Information Regarding the Transaction and Where to Find It

This communication relates to the proposed transaction (the “proposed transaction”) involving the Company, Norse Holdings, Inc. (“Parent”) and Navy Acquisition Co. Inc. (“Acquisition Sub”), whereby the Company would become a wholly-owned subsidiary of Parent. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities of the Company or any other person or the solicitation of any vote or approval. The Company and affiliates of the Company intend to jointly file a transaction statement on Schedule 13E-3 (the “Schedule 13E-3”) relating to the proposed transaction, and the Company intends to file a proxy statement on Schedule 14A relating to a special meeting of shareholders to approve the proposed transaction, each of which will be mailed or otherwise disseminated to the shareholders of the Company entitled to vote on the proposed transaction. The Company may also file other relevant documents with the Securities and Exchange Commission (the “SEC”) regarding the proposed transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION, INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO OR INCORPORATED BY REFERENCE THEREIN), THE SCHEDULE 13E-3 (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO OR INCORPORATED BY REFERENCE THEREIN), AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of the definitive proxy statement, any amendments or supplements thereto and other documents containing important information about the Company and the proposed transaction, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. In addition, shareholders of the Company may obtain free copies of such documents by accessing the Investor Relations portion of the Company’s website at https://nordstrom.gcs-web.com/financial-information/sec-filings.

Participants in the Solicitation

The Company and certain of its directors, executive officers and other employees may, under the rules of the SEC, be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of the Company is set forth in the Company’s definitive proxy statement on Schedule 14A for the 2024 annual meeting of the shareholders of the Company, filed with the SEC on April 11, 2024 (available here), under the sections “Corporate Governance—Director Compensation and Stock Ownership Guidelines,” “Compensation of Executive Officers,” and “Security Ownership of Certain Beneficial Owners and Management.” To the extent the security holdings of directors and executive officers have changed since the amounts described in these filings, such changes are set forth on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Updated information regarding the identity of participants and their direct or indirect interests, by security holdings or otherwise, in the Company will be set forth in the Company’s Proxy Statement on Schedule 14A regarding the approval of the proposed transaction and other relevant documents to be filed with the SEC, if and when they become available. These documents will be available free of charge as described above.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, without limitation, statements regarding the anticipated timing of the consummation of the proposed transaction. Forward-looking statements provide current expectations of future events based on certain assumptions and include any statement that does not directly relate to any historical or current fact. Forward-looking statements can also be identified by words such as “anticipates,” “believes,” “plans,” “expects,” “future,” “intends,” “may,” “will,” “would,” “could,” “should,” “estimates,” “predicts,” “potential,” “continues,” “target,” “outlook” and similar terms and expressions, but the absence of these words does not mean that the statement is not forward-looking. Actual results may differ significantly from management’s expectations due to various risks and uncertainties including, without limitation: (i) the risk that the proposed transaction may not be completed in a timely manner, or at all; (ii) the failure to satisfy the conditions to the consummation of the proposed transaction, including, without limitation, the receipt of shareholder approvals, the receipt of necessary regulatory approvals or the absence of a Below Investment Grade Rating Event; (iii) unanticipated difficulties or expenditures relating to the proposed transaction; (iv) the effect of the announcement or pendency of the proposed transaction on the plans, business relationships, operating results and operations; (v) potential difficulties retaining employees, suppliers and customers as a result of the announcement and pendency of the proposed transaction; (vi) the response of employees, suppliers and customers to the announcement of the proposed transaction; (vii) risks related to diverting management’s attention from the Company’s ongoing business operations; (viii) legal proceedings, including those that may be instituted against the Company, its board of directors, its executive officers or others following the announcement of the proposed transaction; and (ix) risks regarding the failure to obtain the financing to complete the proposed transaction or have a sufficient amount of Company cash on hand to complete the proposed transaction or pay the full amount of the special dividend contemplated by the proposed transaction. In addition, a description of certain other factors that could affect the Company’s business, financial condition or results of operations is included in the Company’s most recent Annual Report on Form 10-K and most recent Quarterly Report on Form 10-Q filed with the SEC. Forward-looking statements reflect the Company’s good faith beliefs, assumptions and expectations but are not guarantees of future performance or events. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication. These forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date hereof, except as may be required by law.

3.	The following information was sent to the Company’s senior leaders on December 23, 2024

Overview

The Nordstrom Board of Directors has approved an agreement under which members of the Nordstrom family, together with El Puerto de Liverpool, will acquire Nordstrom and operate it as a private company. Following the close of the transaction, the Nordstrom family will have a majority ownership stake in the Company.

Your Role

As senior leaders at Nordstrom, you will play an important role in ensuring your team members and other stakeholders understand why we are undertaking this transaction and what it means for them. We are providing you with the following materials to assist you in conversations with your team and help answer questions you may receive:

●	Talking points (below) to guide your conversations with your teams; and

●	FAQs (below) for you to use in conversations with your teams.

Communications Guidelines

As you familiarize yourself with these communications materials, please keep in mind:

●	Stay on message. These messages have been reviewed by the legal team and it is important that our communications regarding this announcement are consistent. Please adhere to the messaging in this document. Do not create any new materials or alter these materials in any way, including by offering personal opinions.

●	Be positive and forward-looking. Your teams will look to you for guidance and context. How you discuss this announcement will affect how your teams and other stakeholders respond. Please stay positive and forward-looking and encourage your teams to do the same.

●	Support your team. In the days ahead, please make yourself available to discuss the announcement and answer your team’s questions to the extent you are able. Be sensitive to their needs and listen to their concerns.

●	We are operating as usual. Please remind your teams that nothing is changing today. As always, our focus should be on serving our customers.

●	Don’t speculate. To the extent you receive questions that cannot be answered with the materials provided, please do not speculate. Instead respond, “That’s a great question, let me get back to you on that as soon as I can.” Please then escalate these inquiries to your ET leader.

●	It is important that we speak with one voice. Consistent with Company policy, please ensure that you and your teams immediately forward inquiries from investors to InvRelations@Nordstrom.com, and inquiries from reporters or other outside parties to NordstromPR@nordstrom.com.

Employee Talking Points

What We Announced

●	Our Board of Directors has approved an agreement under which Erik, Pete and Jamie Nordstrom, along with other members of the Nordstrom family, and El Puerto de Liverpool, will acquire Nordstrom and operate it as a private company.

●	Following the close of the transaction, the Nordstrom family will have a majority ownership stake in the Company.

●	The Nordstrom family has told us that, following the close of the transaction, our executive team will continue to drive the operations of our business, with the Nordstrom family and Liverpool deciding strategic direction and objectives at the Board level.

●	This is an incredible milestone that we should all be proud of, and a testament to our team’s hard work and efforts.

Why Go Private?

●	The Nordstrom family expressed that they care deeply about this Company, its culture, and the many employees and customers who have shaped it.

●	In short, this transaction is about building on the tremendous progress we have made in our business and our purpose of helping customers feel good and look their best.

●	As a private company, we believe we’ll have greater flexibility in how we invest our resources and balance short- and long-term priorities.

●	The Nordstrom family notes that in Liverpool, we are fortunate to have an investor that understands and supports the way we operate our business, including our commitment to delivering outstanding service to our customers.

What This Means for Employees

●	Regardless of our corporate structure – our values, our culture and our commitment to serving our customers won’t change.

●	We will also continue to operate under the Nordstrom and Nordstrom Rack banners.

●	We remain committed to offering our customers the best product from the best brands and continuing to improve the customer experience.

●	It’s important to note that we are not a private company today. We anticipate the transaction will close in the first half of 2025, subject certain approvals and conditions, including shareholder approval.

●	As we work through these next steps, we remain a publicly traded company, and this news has no impact on our daily operations.

●	As always, our focus should be on serving our customers.

Closing

●	We will continue to keep you updated throughout this process.

●	Thank you for your continued hard work and dedication to Nordstrom.

FAQ

1.	What was announced?

●	The Nordstrom Board of Directors announced that it has approved an agreement under which members of the Nordstrom family and Liverpool will acquire Nordstrom and operate it as a private company.

●	We anticipate the transaction will close in the first half of 2025, subject to certain approvals and conditions, including shareholder approval.

2.	Who is Liverpool and what will their role be moving forward?

●	Liverpool is a fourth-generation family run company that owns and operates retail stores and shopping centers across Mexico and has been an investor in Nordstrom since 2022.

●	Following the close of the transaction, the Nordstrom family will have a majority ownership stake in the Company and the Nordstrom family has told us that the Company’s executive team will continue to drive the operations of our business, with the Nordstrom family and Liverpool deciding strategic direction and objectives at the Board level.

3.	Why is Nordstrom going private?

●	The special committee and the Board concluded that this transaction is in the best interests of the Company and its shareholders.

●	We believe this transaction is beneficial for Nordstrom and all our stakeholders, including our employees, customers, partners and communities.

●	As a private company post-closing, we believe we will have greater flexibility in how we invest our resources and balance short- and long-term priorities. Ultimately, this will support our continued focus on improving the customer experience.

●	What won’t change are our values, our culture, and our commitment to helping customers feel good and look their best.

4.	What happens next?

●	It’s important to note that we are not a private company today.

●	We anticipate the transaction will close in the first half of 2025, subject to certain approvals and conditions, including shareholder approval.

●	Once the transaction closes, Nordstrom’s common stock will no longer be listed on the New York Stock Exchange.

●	As we work through these next steps, we remain a publicly traded company, and this news has no impact on our daily operations. As always, our focus should be on serving our customers.

●	If customers ask, you can tell them that nothing is changing today and share our excitement about the future of the Company and the opportunities we have to continue improving the customer experience.

5.	What happens to my Company stock and the Employee Stock Purchase Plan (ESPP)?

●	Upon closing of the transaction, Nordstrom common shareholders will receive $24.25 in cash for each share owned (the “per-share sale transaction price”). In addition, prior to closing, Nordstrom may declare a special dividend.

●	All shares of Nordstrom common stock you own, including stock purchased through the ESPP prior to the closing of the transaction, will be purchased in the transaction in exchange for the per-share sale transaction price and will be eligible to receive the special dividend (if paid).

●	For shares of Nordstrom common stock not purchased through the ESPP, your receipt of cash upon closing will generally result in capital gains or losses based on the difference between the price of the shares at time of purchase (in the case of shares purchased in the open market or upon exercise of a stock option) or receipt (in the case of shares received upon settlement of RSUs) and the per-share sale transaction price. Shareholders will be responsible for reporting capital gains or losses on their tax return.

●	Once the transaction closes, the ESPP will terminate. Until the closing of the transaction, the ESPP will continue to operate with certain changes, including (i) the current offering period will be the final offering period, (ii) current participants will not be permitted to increase their payroll deduction election or contribution rate and (iii) no new participants will be allowed to participate in the ESPP.

●	Special tax rules apply to the sale of shares of Nordstrom common stock acquired through the ESPP. Employees who have purchased shares through the ESPP will receive information on these special tax rules in a separate communication prior to the closing of the transaction and should consult their own tax advisors concerning the federal, state, local and non-U.S. income and other tax considerations.

6.	Will there be any changes to employee salaries, compensation, or benefits as a result of this transaction?

●	Our people are our greatest asset, and we know that a competitive compensation program is critical to our success.

●	Until the transaction closes, we will continue to operate under our current compensation and benefits programs, inclusive of our bonus and long-term incentive programs, and our annual performance and pay process.

●	Our existing bonus structure and metrics are still intact. If you are bonus eligible, expect to receive bonus information following the reporting of our full-year results in early March, when we typically share our bonus results.

7.	What are some of the differences in operating as a public company versus a privately held company?

●	A primary difference is who provides the capital to make investments.

●	Public companies have many shareholders who invest their money in the Company. In private companies, only a few individuals and/or companies are the investors.

●	Once the transaction closes, Nordstrom will no longer be traded on the New York Stock Exchange.

●	The Nordstrom family has said that from a day-to-day operations perspective, changes will be limited.

●	Regardless of our corporate ownership structure, our focus on serving our customers won’t change.

●	Our employees are critical to Nordstrom’s continued success. We are excited about the future for our company and all our stakeholders.

8.	Will this transaction change our strategy or geographic focus?

●	No. Our strategy and operations will not be changing as a result of this announcement. Until the close of the transaction, Nordstrom remains a public company.

●	As a private company post-closing, we believe we will have greater flexibility in how we invest our resources and balance short- and long-term priorities. Ultimately, this will support our continued focus on improving the customer experience.

●	What won't change are our values, our culture, and our commitment to helping customers feel good and look their best.

9.	What does this transaction mean for Nordstrom employees?

●	Our employees are critical to Nordstrom’s continued success. We believe this transaction is beneficial for Nordstrom and all our stakeholders, including our employees, customers, partners and communities.

●	Today’s announcement is only the first step. Until the transaction closes, this news has no impact on our daily operations. As always, our focus should be on serving our customers.

10.	What does this mean for day-to-day responsibilities and reporting structure?

●	Nothing is changing today as a result of this announcement.

●	Until the transaction closes, this news has no impact on day-to-day responsibilities or reporting structure.

●	As always, our focus should be on serving our customers.

11.	How does this affect my career and long-term opportunities?

●	Nothing is changing today as a result of this announcement.

●	Until the transaction closes, this news has no impact on our daily operations.

●	Our employees are critical to Nordstrom’s continued success.

●	We believe this transaction is beneficial for Nordstrom and all our stakeholders, including our employees, customers, partners and communities.

12.	What will happen to Nordstrom’s long-term incentive plans?

●	As we will no longer have publicly traded stock following the closing of the transaction, there will be adjustments to our approach to long-term incentives. That being said, Nordstrom anticipates providing long-term incentive opportunities substantially comparable to those provided today and designed to reward participants for driving long-term value for Nordstrom.

●	The Company’s existing equity incentive plans will be terminated in connection with the transaction. The treatment of any outstanding options or RSUs that you hold immediately prior to the closing of the transaction is described in FAQs #13 through #14.

●	The Nordstrom family will share additional details about the future of our approach to long-term incentives as decisions are made.

13.	What will happen to RSUs?

●	Any RSUs that are unvested at the closing of the transaction will be converted into the contingent right to receive cash-based awards. The amount of cash payable under such cash-based award will be based on the number of unvested RSUs and the per-share sale transaction price plus the special dividend amount (if paid). The cash-based awards will generally be subject to the same terms and conditions as the original RSU award (including with respect to vesting and timing of payment) and result in compensation income when the awards are paid upon vesting. Customary tax withholding and reporting by Nordstrom (e.g., payroll records and Form W-2s) will apply.

●	Any RSUs that are vested as of the closing of the transaction but that are not yet settled will be converted into the right to receive a cash payment based on the per-share sale transaction price plus the special dividend amount (if paid), and will result in compensation income when paid. Customary tax withholding and reporting by Nordstrom (e.g., payroll records and Form W-2s) will apply.

14.	What will happen to stock options?

●	Upon the closing of the transaction, each unvested stock option with an exercise price less than the sum of (i) the per-share sale transaction price and (ii) the per-share special dividend amount (if paid) will be cancelled and converted into the contingent right to receive a cash-based award. The amount of cash payable under such cash-based award will be based on the number of shares subject to the unvested option and the difference between the per-share sale transaction price plus the per-share special dividend amount (if paid) and the exercise price of the option. The cash-based awards will generally be subject to the same terms and conditions as the original option award (including with respect to vesting and timing of payment) and will be result in compensation income when the awards are paid upon vesting. Customary tax withholding and reporting by Nordstrom (e.g., payroll records and Form W-2s) will apply.

●	Upon the closing of the transaction, each stock option that is vested with an exercise price less than the sum of (i) the per-share sale transaction price and (ii) the per-share special dividend amount (if paid) will be cancelled and converted into the right to receive a cash payment. The amount of the cash payment will be based on the number of shares subject to the vested option and the difference of (i) the sum of the per-share sale transaction price and the per-share special dividend amount (if paid) and (ii) the exercise price of the option award, and will result in compensation income when paid. Customary tax withholding and reporting by Nordstrom (e.g., payroll records and Form W-2s) will apply.

●	Upon the closing of the transaction, all stock options (vested and unvested) with an exercise price equal to or greater than the sum of (i) the per-share sale transaction price and (ii) the per-share special dividend amount (if paid), will be cancelled for no consideration.

15.	As an employee, can I continue to buy / sell Nordstrom stock until close?

●	Yes, as a general rule there are no restrictions on employees transacting stock based on material information that is publicly disclosed, such as this transaction announcement.

●	Until close, we will continue to operate as a public company.

●	Employees that have material information that is not publicly disclosed, are subject to all trading windows and restrictions until the acquisition closes.

●	If you have any questions about your trading ability, please contact the Office of the Corporate Secretary at corporatesecretary@nordstrom.com.

16.	Will there be changes in ET or org structure due to the transaction?

●	There are no leadership or org structure changes planned as a result of this announcement.

●	The Nordstrom family has said that Erik, Pete and Jamie Nordstrom, along with the executive team, will continue to lead the Company following transaction close, and they’re confident in our strategy and team.

17.	Will there be any layoffs or store closings as a result of this transaction?

●	As always, we will continue to evaluate our business to ensure that Nordstrom is positioned to best serve our customers and operate efficiently.

●	Nothing is changing today as a result of this announcement.

●	Until the close of the transaction, this news has no impact on our daily operations.

18.	How will the transaction affect our culture?

●	While our ownership may be changing, our values, our culture and our commitment to helping customers feel good and look their best remains the same.

19.	What should I tell customers or brand partners if they ask me about this announcement?

●	While nothing is changing today, you can share our excitement about the future of the Company and the opportunities we have to continue improving the customer experience.

●	Until the transaction closes, which we expect to occur in the first half of 2025, we remain a public company and our focus will continue to be on serving our customers.

20.	Who will lead the Company following close?

●	The Nordstrom family has said that Erik, Pete, and Jamie Nordstrom, along with the executive team, will continue to lead the Company following transaction close.

21.	Will Nordstrom continue to be headquartered in Seattle?

●	The Nordstrom family has said that the Company will maintain its headquarters in Seattle.

22.	Will there be any changes to Nordstrom’s name or brand?

●	The Nordstrom family has said that the Company will continue to operate under the Nordstrom and Nordstrom Rack banners.

23.	Will there be changes to your merchandise or services as a result of this transaction?

●	There are no planned changes relating to our merchandise assortment or services as a result of this announcement.

●	As always, we will continue to evaluate our business to ensure that Nordstrom is positioned to best serve our customers and operate efficiently.

24.	Where should I forward media / investor / external inquiries?

●	As always, calls or emails from investors should be forwarded to InvRelations@Nordstrom.com, and inquiries from reporters or other outside parties should be forwarded to NordstromPR@nordstrom.com.

The discussion set forth in this FAQ is intended only as a summary of existing U.S. federal income tax law as generally applied to U.S. taxpayers and does not purport to be a complete explanation of all potential tax effects relevant to you, including the alternative minimum tax and any U.S. state or local, or non-U.S. income or other tax considerations. Accordingly, you should consult your own tax advisors concerning the federal, state, local and non-U.S. income and other tax considerations relating to awards and rights thereunder.

Additional Information Regarding the Transaction and Where to Find It

This communication relates to the proposed transaction (the “proposed transaction”) involving the Company, Norse Holdings, Inc. (“Parent”) and Navy Acquisition Co. Inc. (“Acquisition Sub”), whereby the Company would become a wholly-owned subsidiary of Parent. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities of the Company or any other person or the solicitation of any vote or approval. The Company and affiliates of the Company intend to jointly file a transaction statement on Schedule 13E-3 (the “Schedule 13E-3”) relating to the proposed transaction, and the Company intends to file a proxy statement on Schedule 14A relating to a special meeting of shareholders to approve the proposed transaction, each of which will be mailed or otherwise disseminated to the shareholders of the Company entitled to vote on the proposed transaction. The Company may also file other relevant documents with the Securities and Exchange Commission (the “SEC”) regarding the proposed transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION, INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO OR INCORPORATED BY REFERENCE THEREIN), THE SCHEDULE 13E-3 (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO OR INCORPORATED BY REFERENCE THEREIN), AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of the definitive proxy statement, any amendments or supplements thereto and other documents containing important information about the Company and the proposed transaction, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. In addition, shareholders of the Company may obtain free copies of such documents by accessing the Investor Relations portion of the Company’s website at https://nordstrom.gcs-web.com/financial-information/sec-filings.

Participants in the Solicitation

The Company and certain of its directors, executive officers and other employees may, under the rules of the SEC, be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of the Company is set forth in the Company’s definitive proxy statement on Schedule 14A for the 2024 annual meeting of the shareholders of the Company, filed with the SEC on April 11, 2024 (available here), under the sections “Corporate Governance—Director Compensation and Stock Ownership Guidelines,” “Compensation of Executive Officers,” and “Security Ownership of Certain Beneficial Owners and Management.” To the extent the security holdings of directors and executive officers have changed since the amounts described in these filings, such changes are set forth on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Updated information regarding the identity of participants and their direct or indirect interests, by security holdings or otherwise, in the Company will be set forth in the Company’s Proxy Statement on Schedule 14A regarding the approval of the proposed transaction and other relevant documents to be filed with the SEC, if and when they become available. These documents will be available free of charge as described above.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, without limitation, statements regarding the anticipated timing of the consummation of the proposed transaction. Forward-looking statements provide current expectations of future events based on certain assumptions and include any statement that does not directly relate to any historical or current fact. Forward-looking statements can also be identified by words such as “anticipates,” “believes,” “plans,” “expects,” “future,” “intends,” “may,” “will,” “would,” “could,” “should,” “estimates,” “predicts,” “potential,” “continues,” “target,” “outlook” and similar terms and expressions, but the absence of these words does not mean that the statement is not forward-looking. Actual results may differ significantly from management’s expectations due to various risks and uncertainties including, without limitation: (i) the risk that the proposed transaction may not be completed in a timely manner, or at all; (ii) the failure to satisfy the conditions to the consummation of the proposed transaction, including, without limitation, the receipt of shareholder approvals, the receipt of necessary regulatory approvals or the absence of a Below Investment Grade Rating Event; (iii) unanticipated difficulties or expenditures relating to the proposed transaction; (iv) the effect of the announcement or pendency of the proposed transaction on the plans, business relationships, operating results and operations; (v) potential difficulties retaining employees, suppliers and customers as a result of the announcement and pendency of the proposed transaction; (vi) the response of employees, suppliers and customers to the announcement of the proposed transaction; (vii) risks related to diverting management’s attention from the Company’s ongoing business operations; (viii) legal proceedings, including those that may be instituted against the Company, its board of directors, its executive officers or others following the announcement of the proposed transaction; and (ix) risks regarding the failure to obtain the financing to complete the proposed transaction or have a sufficient amount of Company cash on hand to complete the proposed transaction or pay the full amount of the special dividend contemplated by the proposed transaction. In addition, a description of certain other factors that could affect the Company’s business, financial condition or results of operations is included in the Company’s most recent Annual Report on Form 10-K and most recent Quarterly Report on Form 10-Q filed with the SEC. Forward-looking statements reflect the Company’s good faith beliefs, assumptions and expectations but are not guarantees of future performance or events. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication. These forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date hereof, except as may be required by law.

4.	The following communication was sent to the Company’s retirees on December 23, 2024

From: Pete, Erik, Jamie

To: Former employees

Subject: A Message from Pete, Erik & Jamie Nordstrom: A New Chapter for Nordstrom

Dear Former Team Members,

We wanted to share important news about Nordstrom.

Today, the Nordstrom Board of Directors announced that it has approved an agreement under which members of our family, together with El Puerto de Liverpool, will acquire Nordstrom and operate it as a private company. Following the close of the transaction, our family will have a majority ownership stake in the Company.

Our family cares deeply about this company, its culture, and the many employees and customers who have shaped it. While our ownership structure may be changing, what won't change are our values and our commitment to helping customers feel good and look their best.

We want to express our gratitude to you, former Nordstrom team members, for your many contributions during your tenure.

We’re excited about this next chapter for our business.

Sincerely,

Erik Nordstrom

Chief Executive Officer

Pete Nordstrom

President, Chief Brand Officer

Jamie Nordstrom

Chief Merchandising Officer

Additional Information Regarding the Transaction and Where to Find It

This communication relates to the proposed transaction (the “proposed transaction”) involving the Company, Norse Holdings, Inc. (“Parent”) and Navy Acquisition Co. Inc. (“Acquisition Sub”), whereby the Company would become a wholly-owned subsidiary of Parent. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities of the Company or any other person or the solicitation of any vote or approval. The Company and affiliates of the Company intend to jointly file a transaction statement on Schedule 13E-3 (the “Schedule 13E-3”) relating to the proposed transaction, and the Company intends to file a proxy statement on Schedule 14A relating to a special meeting of shareholders to approve the proposed transaction, each of which will be mailed or otherwise disseminated to the shareholders of the Company entitled to vote on the proposed transaction. The Company may also file other relevant documents with the Securities and Exchange Commission (the “SEC”) regarding the proposed transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION, INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO OR INCORPORATED BY REFERENCE THEREIN), THE SCHEDULE 13E-3 (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO OR INCORPORATED BY REFERENCE THEREIN), AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of the definitive proxy statement, any amendments or supplements thereto and other documents containing important information about the Company and the proposed transaction, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. In addition, shareholders of the Company may obtain free copies of such documents by accessing the Investor Relations portion of the Company’s website at https://nordstrom.gcs-web.com/financial-information/sec-filings.

Participants in the Solicitation

The Company and certain of its directors, executive officers and other employees may, under the rules of the SEC, be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of the Company is set forth in the Company’s definitive proxy statement on Schedule 14A for the 2024 annual meeting of the shareholders of the Company, filed with the SEC on April 11, 2024 (available here), under the sections “Corporate Governance—Director Compensation and Stock Ownership Guidelines,” “Compensation of Executive Officers,” and “Security Ownership of Certain Beneficial Owners and Management.” To the extent the security holdings of directors and executive officers have changed since the amounts described in these filings, such changes are set forth on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Updated information regarding the identity of participants and their direct or indirect interests, by security holdings or otherwise, in the Company will be set forth in the Company’s Proxy Statement on Schedule 14A regarding the approval of the proposed transaction and other relevant documents to be filed with the SEC, if and when they become available. These documents will be available free of charge as described above.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, without limitation, statements regarding the anticipated timing of the consummation of the proposed transaction. Forward-looking statements provide current expectations of future events based on certain assumptions and include any statement that does not directly relate to any historical or current fact. Forward-looking statements can also be identified by words such as “anticipates,” “believes,” “plans,” “expects,” “future,” “intends,” “may,” “will,” “would,” “could,” “should,” “estimates,” “predicts,” “potential,” “continues,” “target,” “outlook” and similar terms and expressions, but the absence of these words does not mean that the statement is not forward-looking. Actual results may differ significantly from management’s expectations due to various risks and uncertainties including, without limitation: (i) the risk that the proposed transaction may not be completed in a timely manner, or at all; (ii) the failure to satisfy the conditions to the consummation of the proposed transaction, including, without limitation, the receipt of shareholder approvals, the receipt of necessary regulatory approvals or the absence of a Below Investment Grade Rating Event; (iii) unanticipated difficulties or expenditures relating to the proposed transaction; (iv) the effect of the announcement or pendency of the proposed transaction on the plans, business relationships, operating results and operations; (v) potential difficulties retaining employees, suppliers and customers as a result of the announcement and pendency of the proposed transaction; (vi) the response of employees, suppliers and customers to the announcement of the proposed transaction; (vii) risks related to diverting management’s attention from the Company’s ongoing business operations; (viii) legal proceedings, including those that may be instituted against the Company, its board of directors, its executive officers or others following the announcement of the proposed transaction; and (ix) risks regarding the failure to obtain the financing to complete the proposed transaction or have a sufficient amount of Company cash on hand to complete the proposed transaction or pay the full amount of the special dividend contemplated by the proposed transaction. In addition, a description of certain other factors that could affect the Company’s business, financial condition or results of operations is included in the Company’s most recent Annual Report on Form 10-K and most recent Quarterly Report on Form 10-Q filed with the SEC. Forward-looking statements reflect the Company’s good faith beliefs, assumptions and expectations but are not guarantees of future performance or events. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication. These forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date hereof, except as may be required by law.

5.	The following communication was sent to the Company’s employees and retirees with outstanding equity awards

To: Employees and retirees with outstanding equity awards

From: Lisa Price
Subject: Long-Term Incentive Plan Participant Update

You are receiving this message because you have received or are eligible for Nordstrom equity awards.

Today it was announced that Nordstrom has entered into an agreement to be taken private by members of the Nordstrom family and El Puerto de Liverpool. We anticipate the transaction will close in the first half of 2025, subject to certain approvals and conditions, including shareholder approval. We recognize that you have questions about what this means for you as a participant in Nordstrom’s long-term incentive (LTI) plans.

Our people are our greatest asset, and we know that a competitive compensation program is critical to our success. As we will no longer have publicly traded stock following the closing of the transaction, there will be adjustments to our approach to long-term incentives. That being said, Nordstrom anticipates providing long-term incentive opportunities substantially comparable to those provided today and designed to reward participants for driving long-term value for Nordstrom. The Nordstrom family will share additional information about the future of our approach to long-term incentives as decisions are made.

In the meantime, we are including details about the treatment of existing equity and equity awards below. We anticipate further communications on the treatment of existing equity and equity awards prior to the closing of the transaction.

What happens to my Company stock and the Employee Stock Purchase Plan (ESPP)?

●	Upon closing of the transaction, Nordstrom common shareholders will receive $24.25 in cash for each share owned (the “per-share sale transaction price”). In addition, prior to closing, Nordstrom may declare a special dividend.

●	All shares of Nordstrom common stock you own, including stock purchased through the ESPP prior to the closing of the transaction, will be purchased in the transaction in exchange for the per-share sale transaction price and will be eligible to receive the special dividend (if paid).

●	For shares of Nordstrom common stock not purchased through the ESPP, your receipt of cash upon closing will generally result in capital gains or losses based on the difference between the price of the shares at time of purchase (in the case of shares purchased in the open market or upon exercise of a stock option) or receipt (in the case of shares received upon settlement of RSUs) and the per-share sale transaction price. Shareholders will be responsible for reporting capital gains or losses on their tax return.

●	Once the transaction closes, the ESPP will terminate. Until the closing of the transaction, the ESPP will continue to operate with certain changes, including (i) the current offering period will be the final offering period, (ii) current participants will not be permitted to increase their payroll deduction election or contribution rate and (iii) no new participants will be allowed to participate in the ESPP.

●	Special tax rules apply to the sale of shares of Nordstrom common stock acquired through the ESPP. Employees who have purchased shares through the ESPP will receive information on these special tax rules in a separate communication prior to the closing of the transaction and should consult their own tax advisors concerning the federal, state, local and non-U.S. income and other tax considerations.

What will happen to RSUs?

●	Any RSUs that are unvested at the closing of the transaction will be converted into the contingent right to receive cash-based awards. The amount of cash payable under such cash-based award will be based on the number of unvested RSUs and the per-share sale transaction price plus the special dividend amount (if paid). The cash-based awards will generally be subject to the same terms and conditions as the original RSU award (including with respect to vesting and timing of payment) and result in compensation income when the awards are paid upon vesting. Customary tax withholding and reporting by Nordstrom (e.g., payroll records and Form W-2s) will apply.

●	Any RSUs that are vested as of the closing of the transaction but that are not yet settled will be converted into the right to receive a cash payment based on the per-share sale transaction price plus the special dividend amount (if paid), and will result in compensation income when paid. Customary tax withholding and reporting by Nordstrom (e.g., payroll records and Form W-2s) will apply.

What will happen to stock options?

●	Upon the closing of the transaction, each unvested stock option with an exercise price less than the sum of (i) the per-share sale transaction price and (ii) the per-share special dividend amount (if paid) will be cancelled and converted into the contingent right to receive a cash-based award. The amount of cash payable under such cash-based award will be based on the number of shares subject to the unvested option and the difference between the per-share sale transaction price plus the per-share special dividend amount (if paid) and the exercise price of the option. The cash-based awards will generally be subject to the same terms and conditions as the original option award (including with respect to vesting and timing of payment) and will be result in compensation income when the awards are paid upon vesting. Customary tax withholding and reporting by Nordstrom (e.g., payroll records and Form W-2s) will apply.

●	Upon the closing of the transaction, each stock option that is vested with an exercise price less than the sum of (i) the per-share sale transaction price and (ii) the per-share special dividend amount (if paid) will be cancelled and converted into the right to receive a cash payment. The amount of the cash payment will be based on the number of shares subject to the vested option and the difference of (i) the sum of the per-share sale transaction price and the per-share special dividend amount (if paid) and (ii) the exercise price of the option award, and will result in compensation income when paid. Customary tax withholding and reporting by Nordstrom (e.g., payroll records and Form W-2s) will apply.

●	Upon the closing of the transaction, all stock options (vested and unvested) with an exercise price equal to or greater than the sum of (i) the per-share sale transaction price and (ii) the per-share special dividend amount (if paid), will be cancelled for no consideration.

The discussion set forth above is intended only as a summary of the treatment of your equity awards in the transaction and existing U.S. federal income tax law as generally applied to U.S. taxpayers, and does not purport to be a complete explanation of all potential tax effects relevant to you, including the alternative minimum tax and any U.S. state or local, or non-U.S. income or other tax considerations. Accordingly, you should consult your own tax advisors concerning the federal, state, local and non-U.S. income and other tax considerations relating to awards and rights thereunder.

Additional Information Regarding the Transaction and Where to Find It

This communication relates to the proposed transaction (the “proposed transaction”) involving the Company, Norse Holdings, Inc. (“Parent”) and Navy Acquisition Co. Inc. (“Acquisition Sub”), whereby the Company would become a wholly-owned subsidiary of Parent. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities of the Company or any other person or the solicitation of any vote or approval. The Company and affiliates of the Company intend to jointly file a transaction statement on Schedule 13E-3 (the “Schedule 13E-3”) relating to the proposed transaction, and the Company intends to file a proxy statement on Schedule 14A relating to a special meeting of shareholders to approve the proposed transaction, each of which will be mailed or otherwise disseminated to the shareholders of the Company entitled to vote on the proposed transaction. The Company may also file other relevant documents with the Securities and Exchange Commission (the “SEC”) regarding the proposed transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION, INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO OR INCORPORATED BY REFERENCE THEREIN), THE SCHEDULE 13E-3 (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO OR INCORPORATED BY REFERENCE THEREIN), AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of the definitive proxy statement, any amendments or supplements thereto and other documents containing important information about the Company and the proposed transaction, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. In addition, shareholders of the Company may obtain free copies of such documents by accessing the Investor Relations portion of the Company’s website at https://nordstrom.gcs-web.com/financial-information/sec-filings.

Participants in the Solicitation

The Company and certain of its directors, executive officers and other employees may, under the rules of the SEC, be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of the Company is set forth in the Company’s definitive proxy statement on Schedule 14A for the 2024 annual meeting of the shareholders of the Company, filed with the SEC on April 11, 2024 (available here), under the sections “Corporate Governance—Director Compensation and Stock Ownership Guidelines,” “Compensation of Executive Officers,” and “Security Ownership of Certain Beneficial Owners and Management.” To the extent the security holdings of directors and executive officers have changed since the amounts described in these filings, such changes are set forth on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Updated information regarding the identity of participants and their direct or indirect interests, by security holdings or otherwise, in the Company will be set forth in the Company’s Proxy Statement on Schedule 14A regarding the approval of the proposed transaction and other relevant documents to be filed with the SEC, if and when they become available. These documents will be available free of charge as described above.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, without limitation, statements regarding the anticipated timing of the consummation of the proposed transaction. Forward-looking statements provide current expectations of future events based on certain assumptions and include any statement that does not directly relate to any historical or current fact. Forward-looking statements can also be identified by words such as “anticipates,” “believes,” “plans,” “expects,” “future,” “intends,” “may,” “will,” “would,” “could,” “should,” “estimates,” “predicts,” “potential,” “continues,” “target,” “outlook” and similar terms and expressions, but the absence of these words does not mean that the statement is not forward-looking. Actual results may differ significantly from management’s expectations due to various risks and uncertainties including, without limitation: (i) the risk that the proposed transaction may not be completed in a timely manner, or at all; (ii) the failure to satisfy the conditions to the consummation of the proposed transaction, including, without limitation, the receipt of shareholder approvals, the receipt of necessary regulatory approvals or the absence of a Below Investment Grade Rating Event; (iii) unanticipated difficulties or expenditures relating to the proposed transaction; (iv) the effect of the announcement or pendency of the proposed transaction on the plans, business relationships, operating results and operations; (v) potential difficulties retaining employees, suppliers and customers as a result of the announcement and pendency of the proposed transaction; (vi) the response of employees, suppliers and customers to the announcement of the proposed transaction; (vii) risks related to diverting management’s attention from the Company’s ongoing business operations; (viii) legal proceedings, including those that may be instituted against the Company, its board of directors, its executive officers or others following the announcement of the proposed transaction; and (ix) risks regarding the failure to obtain the financing to complete the proposed transaction or have a sufficient amount of Company cash on hand to complete the proposed transaction or pay the full amount of the special dividend contemplated by the proposed transaction. In addition, a description of certain other factors that could affect the Company’s business, financial condition or results of operations is included in the Company’s most recent Annual Report on Form 10-K and most recent Quarterly Report on Form 10-Q filed with the SEC. Forward-looking statements reflect the Company’s good faith beliefs, assumptions and expectations but are not guarantees of future performance or events. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication. These forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date hereof, except as may be required by law.

6.	The following communication was sent to participants in the Company’s Supplemental Executive Retirement Program

To: SERP participants

From: SERP alias

Subject: Nordstrom SERP Update

You are receiving this message because you are a Nordstrom SERP plan participant.

Today it was announced that Nordstrom has entered into an agreement to be taken private by members of the Nordstrom family and El Puerto de Liverpool. We recognize that you may have questions about what this means for you as a participant in Nordstrom’s SERP plan.

The Company’s obligation to pay all benefits that have been accrued under the SERP and its current approach to funding those obligations are not changing. Further, no benefit accrual or eligibility provisions under the SERP have changed. The Company did amend the SERP to remove a provision that would have required the Company, should a change of control take place, to fully fund accrued benefits under the SERP in a trust (which would have remained subject to the Company’s creditors).

Please reach out with any questions.

Thank you,

Nordstrom Compensation

Additional Information Regarding the Transaction and Where to Find It

This communication relates to the proposed transaction (the “proposed transaction”) involving the Company, Norse Holdings, Inc. (“Parent”) and Navy Acquisition Co. Inc. (“Acquisition Sub”), whereby the Company would become a wholly-owned subsidiary of Parent. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities of the Company or any other person or the solicitation of any vote or approval. The Company and affiliates of the Company intend to jointly file a transaction statement on Schedule 13E-3 (the “Schedule 13E-3”) relating to the proposed transaction, and the Company intends to file a proxy statement on Schedule 14A relating to a special meeting of shareholders to approve the proposed transaction, each of which will be mailed or otherwise disseminated to the shareholders of the Company entitled to vote on the proposed transaction. The Company may also file other relevant documents with the Securities and Exchange Commission (the “SEC”) regarding the proposed transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION, INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO OR INCORPORATED BY REFERENCE THEREIN), THE SCHEDULE 13E-3 (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO OR INCORPORATED BY REFERENCE THEREIN), AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of the definitive proxy statement, any amendments or supplements thereto and other documents containing important information about the Company and the proposed transaction, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. In addition, shareholders of the Company may obtain free copies of such documents by accessing the Investor Relations portion of the Company’s website at https://nordstrom.gcs-web.com/financial-information/sec-filings.

Participants in the Solicitation

The Company and certain of its directors, executive officers and other employees may, under the rules of the SEC, be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of the Company is set forth in the Company’s definitive proxy statement on Schedule 14A for the 2024 annual meeting of the shareholders of the Company, filed with the SEC on April 11, 2024 (available here), under the sections “Corporate Governance—Director Compensation and Stock Ownership Guidelines,” “Compensation of Executive Officers,” and “Security Ownership of Certain Beneficial Owners and Management.” To the extent the security holdings of directors and executive officers have changed since the amounts described in these filings, such changes are set forth on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Updated information regarding the identity of participants and their direct or indirect interests, by security holdings or otherwise, in the Company will be set forth in the Company’s Proxy Statement on Schedule 14A regarding the approval of the proposed transaction and other relevant documents to be filed with the SEC, if and when they become available. These documents will be available free of charge as described above.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, without limitation, statements regarding the anticipated timing of the consummation of the proposed transaction. Forward-looking statements provide current expectations of future events based on certain assumptions and include any statement that does not directly relate to any historical or current fact. Forward-looking statements can also be identified by words such as “anticipates,” “believes,” “plans,” “expects,” “future,” “intends,” “may,” “will,” “would,” “could,” “should,” “estimates,” “predicts,” “potential,” “continues,” “target,” “outlook” and similar terms and expressions, but the absence of these words does not mean that the statement is not forward-looking. Actual results may differ significantly from management’s expectations due to various risks and uncertainties including, without limitation: (i) the risk that the proposed transaction may not be completed in a timely manner, or at all; (ii) the failure to satisfy the conditions to the consummation of the proposed transaction, including, without limitation, the receipt of shareholder approvals, the receipt of necessary regulatory approvals or the absence of a Below Investment Grade Rating Event; (iii) unanticipated difficulties or expenditures relating to the proposed transaction; (iv) the effect of the announcement or pendency of the proposed transaction on the plans, business relationships, operating results and operations; (v) potential difficulties retaining employees, suppliers and customers as a result of the announcement and pendency of the proposed transaction; (vi) the response of employees, suppliers and customers to the announcement of the proposed transaction; (vii) risks related to diverting management’s attention from the Company’s ongoing business operations; (viii) legal proceedings, including those that may be instituted against the Company, its board of directors, its executive officers or others following the announcement of the proposed transaction; and (ix) risks regarding the failure to obtain the financing to complete the proposed transaction or have a sufficient amount of Company cash on hand to complete the proposed transaction or pay the full amount of the special dividend contemplated by the proposed transaction. In addition, a description of certain other factors that could affect the Company’s business, financial condition or results of operations is included in the Company’s most recent Annual Report on Form 10-K and most recent Quarterly Report on Form 10-Q filed with the SEC. Forward-looking statements reflect the Company’s good faith beliefs, assumptions and expectations but are not guarantees of future performance or events. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication. These forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date hereof, except as may be required by law.